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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934
         Date of report (Date of earliest event reported): APRIL 7, 2000

                              XYBERNAUT CORPORATION

             (Exact name of registrant as specified in its charter)


    DELAWARE                               0-15086                             54-1799851
(State or other                        (Commission                            (IRS Employer
jurisdiction of                        file number)                         Identification No.)
incorporation)


                12701 FAIR LAKES CIRCLE, FAIRFAX, VIRGINIA 22033

                    (Address of principal executive offices)


        Registrant's telephone number including area code: (703) 631-6925


                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)


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


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On April 7, 2000, the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") among Xybernaut Corporation, a Delaware corporation ("Xybernaut"), Selfware Acquisition Corporation, a Virginia corporation and a wholly owned subsidiary of Xybernaut ("Subsidiary"), Selfware, Inc., a Virginia corporation ("Selfware"), and certain shareholders of Selfware were consummated.

         Pursuant to the Merger Agreement, among other things, Subsidiary merged with and into Selfware (the "Merger"), with Selfware continuing as the surviving corporation and a wholly-owned subsidiary of Xybernaut. As a result of the Merger, the holders of each share of Selfware common stock, par value $0.005 per share (the "Selfware Shares"), outstanding at the effective time of the Merger (the "Selfware Stockholders") received 0.1323 shares of Xybernaut's common stock, par value $0.01 per share (the "Common Stock"), and cash in lieu of fractional shares. At the effective time of the Merger, 3,245,307 Selfware Shares were issued and outstanding.

         The shares of Common Stock to be issued to the Selfware Stockholders and payment for fractional share interest in Common Stock was, or will be, made as follows: (i) 60% of the Common Stock which each Selfware Stockholder is entitled to receive, rounded to the nearest whole share, was issued on April 7, 2000 (the "Effective Date") and (ii) the remaining 40% of the Common Stock which each Selfware Stockholder is entitled to receive will be issued on a deferred basis, with the date of issuance of such shares of Common Stock being the 90th day after the Effective Date.

         The terms of the Merger were determined in arms-length negotiations between Xybernaut and Selfware and a fairness opinion was provided to Xybernaut's board of directors by Merrill Lynch. This opinion covered only the fairness of the exchange ratio for the acquisition from a financial point of view and did not address the merits of the decision to merge with Selfware or the financial impact of such merger. Mr. Jacques Rebibo, chairman and CEO of Selfware, served on Xybernaut's board of directors from January 1996 to August 1997.

         Concurrently with the execution and delivery of the Merger Agreement, Xybernaut and the Selfware Stockholders entered into a registration rights agreement (the "Registration Rights Agreement"). Under the terms of the Registration Rights Agreement, Xybernaut has agreed to use its best efforts to file within 90 days after the Effective Date a registration statement with the Securities and Exchange Commission for the registration of 25% of the Common Stock issued pursuant to the Merger (the "Registrable Securities") and any shares of Common Stock issuable upon any stock split, stock dividend, recapitalization or similar event with respect to such Registrable Securities.

         The description of the Merger Agreement and the Registration Rights Agreement in Item 2 of this Current Report on Form 8-K is qualified in its entirety by reference to the actual Merger Agreement and Registration Rights Agreement, respectively, which are attached hereto as exhibits and incorporated herein by reference.

         Prior to consummation of the Merger, neither Xybernaut nor Subsidiary beneficially owned, directly or indirectly, any voting securities of Selfware, apart from any beneficial ownership interest they may have had from entering into the Merger Agreement.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

                      Not applicable.

(b)      Pro Forma Financial Information.

                UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

         The following unaudited pro forma combined financial statements give effect to the Merger of Xybernaut and Selfware, on a pooling-of-interests basis. The unaudited pro forma combined financial statements are based on the respective historical financial statements and the notes thereto of Xybernaut and Selfware, which are incorporated by reference in this Current Report on Form 8-K. The unaudited pro forma combined balance sheet assumes that the Merger took place on December 31, 1999 and combines Xybernaut's December 31, 1999 audited consolidated balance sheet with Selfware's December 31, 1999 audited balance sheet. The unaudited pro forma combined statement of operations assumes that the Merger took place as of January 1, 1999 and combines Xybernaut's audited consolidated statement of operations for the year ended December 31, 1999 with Selfware's audited statement of operations for the year ended December 31, 1999.

         The unaudited pro forma combined financial statements are based on the estimates and assumptions set forth in the notes to such statements. The pro forma adjustments made in connection with the development of the pro forma information are preliminary and have been made solely for purposes of developing such pro forma information for illustrative purposes necessary to comply with the disclosure requirements of the Securities and Exchange Commission. The unaudited pro forma combined financial statements do not purport to be indicative of the results of operations for future periods or the combined financial position or the results that actually would have been realized had the entities been a single entity during these periods.

         Xybernaut and Selfware estimate that they will incur direct transaction costs of approximately $350,000 associated with the Merger which will be charged to operations in the second quarter of 2000, which is the quarter in which the Merger was consummated. There can be no assurance that Xybernaut and Selfware will not incur additional charges in subsequent quarters to reflect costs associated with the Merger.

Xybernaut Corporation and Selfware, Inc.
 Unaudited Pro Forma Combined Balance Sheet
 As of December 31, 1999

                                                                                         Pro Forma
                                                                                         ---------
                                                            Xybernaut       Selfware     Adjustments *         Total
                                                            ---------       --------     -------------         -----
 Current assets:
     Cash and cash equivalents                               $ 2,031,143      $  94,855         $       -     $ 2,125,998
     Accounts receivable, net                                    706,850        997,460                 -       1,704,310
     Inventory                                                 6,060,455         20,995                 -       6,081,450
     Prepaid and other                                           556,042         79,246                 -         635,288
                                                         -----------------------------------------------------------------
       Total current assets                                    9,354,490      1,192,556                 -      10,547,046
                                                         -----------------------------------------------------------------

 Investments                                                           -         47,000                 -          47,000

 Property and equipment, net                                     695,440        105,870                 -         801,310

Other assets:
     Software development costs, net                                   -        146,765                 -         146,765
     Patent costs, net                                           703,174              -                 -         703,174
     Tooling costs, net                                          286,456              -                 -         286,456
     Other                                                       283,864        109,379                 -         393,243
                                                         -----------------------------------------------------------------
       Total other assets                                      1,273,494        256,144                 -       1,529,638
                                                         -----------------------------------------------------------------

       Total assets                                         $ 11,323,424     $1,601,570         $       -    $ 12,924,994
                                                         =================================================================
Current liabilities:
     Notes and loans payable                                 $ 1,034,254     $  385,704         $       -     $ 1,419,958
     Accounts payable, accrued expenses and other              6,886,021        526,932           350,000       7,762,953
                                                         -----------------------------------------------------------------
       Total current liabilities                               7,920,275        912,636           350,000       9,182,911
                                                         -----------------------------------------------------------------
 Stockholders' equity:
     Preferred stock
                                                               3,996,588              -                 -       3,996,588
     Common stock                                                299,444         14,780                 -         314,224
     Additional paid-in capital                               47,188,704        547,233                 -      47,735,937
     Accumulated other comprehensive income                       58,541         37,130                 -          95,671
     Accumulated (deficit) earnings                          (48,140,128)        89,791          (350,000)    (48,400,337)
                                                         -----------------------------------------------------------------
       Total stockholders' equity                              3,403,149        688,934          (350,000)      3,742,083
                                                         -----------------------------------------------------------------
       Total liabilities and stockholders' equity           $ 11,323,424     $1,601,570         $       -    $ 12,924,994
                                                         =================================================================

* See Accompanying Notes to Unaudited Pro Forma  Condensed Combined Financial Statements.

Xybernaut Corporation and Selfware, Inc.
 Unaudited Pro Forma Combined Statement of Operations
 For the Year Ended December 31, 1999

                                                                                             Pro Forma
                                                                                             ---------
                                                               Xybernaut       Selfware      Adjustments *        Total
                                                               ---------       --------      -------------        -----
 Revenues:
     Product sales                                              $  3,301,899       $      -        $       -     $  3,301,899
     Consulting, software and other                                               5,012,502
                                                                      38,373                               -        5,050,875
                                                            ------------------------------------------------------------------
       Total revenues                                              3,340,272      5,012,502                         8,352,774
                                                            ------------------------------------------------------------------
Cost of sales                                                      2,854,456      3,028,816                -        5,883,272
                                                            ------------------------------------------------------------------

Gross margin                                                         485,816      1,983,686                -        2,469,502

Operating expenses                                                17,310,485      1,877,998                -       19,188,483
Acquisition related charges                                                -              -          350,000          350,000
Other income(expenses)                                                78,095       (54,829)                -           23,266
                                                            ------------------------------------------------------------------
  Income(loss) before income taxes                               (16,746,574)         50,859        (350,000)     (17,045,715)


Income tax benefit (provision)                                      (29,223)         35,964                -            6,741
                                                            ------------------------------------------------------------------
 Net income (loss)                                              (16,775,797)         86,823        (350,000)     (17,038,974)
Provisions for preferred stock                                   (1,819,090)              -                -      (1,819,090)
                                                            ------------------------------------------------------------------
 Net income (loss) to common shareholders                      $(18,594,887)      $  86,823     $  (350,000)    $(18,858,064)
                                                            ==================================================================

Weighted average common shares outstanding                        23,842,403      2,947,288      (2,517,961)       24,271,730
                                                            ==================================================================

Income (loss) per common share                               $        (0.78)      $    0.03                  $          (0.78)
                                                            ================================                 =================

* See Accompanying Notes to Unaudited Pro Forma  Condensed Combined Financial Statements.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1. PERIODS COMBINED

         The Xybernaut consolidated balance sheet as of December 31, 1999 has been combined with the Selfware balance sheet as of December 31, 1999.

         The Xybernaut consolidated statement of operations for the year ended December 31, 1999 has been combined with the Selfware statement of operations for the year ended December 31, 1999.

NOTE 2. MERGER COSTS

         Xybernaut and Selfware estimate they will incur direct transaction costs of approximately $350,000 associated with the Merger, consisting of fees for investment banking, legal, accounting, and other related charges.

NOTE 3. PRO FORMA NET LOSS PER SHARE

         The unaudited pro forma combined net loss per common share is based upon the pro forma weighted average number of shares of common stock of the combined Xybernaut and Selfware entity outstanding during 1999, including the 429,327 shares of Xybernaut Common Stock issued in exchange for the outstanding common stock of Selfware. Pursuant to the terms of the Merger agreement, the shares of Xybernaut Common Stock were issued for an effective price of $18.97 per share based on the average market price of Xybernaut's stock during the thirty calendar days immediately preceding the date of the Merger.

         (c)      Exhibits

              Exhibit Number            Description
              --------------            -----------

              2 Form of Agreement and Plan of Merger by and among Xybernaut, Selfware, Subsidiary and certain shareholders of Selfware.

              4      Form of Registration Rights Agreement by and among
                     Xybernaut and Selfware Stockholders.

              99.1   Press release dated March 30, 2000 issued by Xybernaut.

              99.2   Press release dated April 14, 2000 issued by Xybernaut.

                                    SIGNATURE

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 18, 2000

                                           XYBERNAUT CORPORATION

                                           BY: /s/ Edward G. Newman
                                              ----------------------------------
                                           EDWARD G. NEWMAN
                                           CHAIRMAN OF THE BOARD,
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

  2      Form of Agreement and Plan of Merger by and among Xybernaut, Selfware, Subsidiary and certain shareholders of Selfware

  4      Form of Registration Rights Agreement by and among Xybernaut and Selfware Stockholders.

99.1     Press release dated March 30, 2000 issued by Xybernaut.

99.2     Press release dated April 14, 2000 issued by Xybernaut.
